SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 7, 2003


                            mPHASE TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)





          New Jersey                 000-24969                  22-2287503
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
      of  Incorporation)                                    Identification No.)





                  587 Connecticut Ave., Norwalk, CT 06854-0566
               (Address of Principal Executive Offices) (ZIP Code)





       Registrant's telephone number, including area code: (203) 838-2741



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     mPhase Technologies, Inc. issued a press release on February 7, 2003 regarding the announcement that mPhase is withdrawing its Rights Offering filed December 19, 2002, a copy of which is attached as Exhibit 99.1 hereto. The press release is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  and (b) Not Applicable

     (c)  Exhibit. The following exhibit is filed with this report:
          -------

     99.1 Press Release, dated February 7, 2003, of mPhase Technologies, Inc.

                         [Signature on following page.]


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                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         mPHASE TECHNOLOGIES, INC.




                                         By:  /s/ MARTIN S. SMILEY
                                              --------------------
                                               Martin S. Smiley
                                               Executive Vice President,
                                               Chief Financial Officer and
                                               General Counsel

Date:  February 7, 2003

                                  EXHIBIT INDEX


Exhibit    Description
-------    -----------

99.1       Press Release, dated February 7, 2003, of mPhase Technologies, Inc.

                                      99.1

mPhase Withdraws Rights Offering Due to Adverse Market Conditions
Business/High Tech Editors

NORWALK,Conn.--(BUSINESSWIRE)--February7,2003

mPhase Technologies, Inc. (OTC BB: XDSL), the leading designer of innovative solutions for the delivery of broadcast digital television and high-speed data solutions over copper wires, announced that its withdrawing its registration statement filed December 19, 2002 from the Securities and Exchange Commission
(SEC) in connection with a rights offering to its shareholders.

The company has elected to withdraw the rights offering at this time due to the ongoing volatility of the capital markets. "Given these adverse market conditions, we felt it best to withdraw the rights offering at this time," stated Ronald A. Durando, President & CEO of mPhase Technologies Inc. A formal letter stating our intention to withdraw the Rights Offering was sent to the SEC February 6, 2003.

AboutmPhaseTechnologies,Inc.

mPhase Technologies Inc. develops solutions for cost-effectively and reliably transmitting broadcast digital television, high-speed Internet access and traditional telephone service over existing copper telephone lines via its flagship product, the Traverser(TM) Digital Video and Data Delivery System (DVDDS). mPhase also offers a growing line of innovative DSL component products, such as the IPOTS, designed to help service providers lower the provisioning and operating costs associated with DSL. Additionally, through its subsidiary company, mPhaseTelevision, the Company provides a turnkey digital television package, including a full compliment of television programming to service provides utilizing video over DSL.

More information is available at the mPhase Web site at www.mPhaseTech.com, or by calling 877.674-2738. Investors may obtain additional information and subscribe to investor services by referring to the Investor Information section at the mPhase Web site or by calling Brittany Raymond of the Investor Relations Department at 203/854-1348.


         Contact Information:

         mPhase Technologies, Inc.

         Jennifer Silcott, Director of Marketing

         Phone: 203.831.2208

         Email:  Jsilcott@mphasetech.com
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